Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This First Amendment to Collaboration and License Agreement (this “Amendment”) amends the Collaboration and License Agreement dated June 1, 2022, by and between Repare Therapeutics Inc., a Canadian corporation, on the one hand, and Hoffmann-La Roche Inc., a New Jersey corporation, and F. Hoffmann-La Roche Ltd, a Swiss company, on the other hand (the “Agreement”). This Amendment is made and entered into as of October 7, 2022 (the “Amendment Date”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

INTRODUCTION

WHEREAS, in Section 11.2(a)(i) of the Agreement, the Parties agreed on a certain development milestone event and associated one-time development milestone payment [***] under the Agreement;

WHEREAS, the Parties, by mutual agreement through the Joint Steering Committee, [***];

WHEREAS, [***], the Parties have agreed to amend Section 11.2(a)(i) as set forth herein; and

WHEREAS, the Parties [***] desire to amend Section 12.1(e) of the Agreement [***];

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the PARTIES agree as follows:

1.
Section 1.33x “[***]” is hereby added to the Agreement and shall read as follows:

Section 1.33x [***].

2.
Section 11.2(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Roche shall notify Repare within [***] of the [***], for any Licensed Product for the [***] , and, within [***] after receipt of a corresponding invoice, Roche shall pay Repare a one-time, non- refundable, non-creditable milestone payment of [***].”

3.
Section 12.1(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Repare Development Intellectual Property. Irrespective of inventorship, Repare shall own all right, title, and interest in and to all Repare Development Intellectual Property, and Roche hereby assigns, and agrees to assign, to Repare all of Roche’s right, title, and interest in and to any Repare Development Intellectual Property.”

4.
As amended by this Amendment, the Agreement remains in full force and effect.

5.
This Amendment may be executed in any number of counterparts (either manually or by facsimile), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

REPARE THERAPEUTICS INC.

By: /s/ Steve Forte

Name: Steve Forte

Title: EVP, Chief Financial Officer

By: /s/ Lloyd M. Segal

Name: Lloyd M. Segal

Title: President and CEO

HOFFMANN-LA ROCHE INC.

By: /s/ John Parise

Name: John Parise

Title: Authorized Signatory

F. HOFFMANN-LA ROCHE LTD

By: /s/ Claire Steers

Name: Claire Steers

Title: Global Asset and Alliance Management Director

By: /s/ Hannah Boehm

Name: Hannah Boehm

Title: Legal Counsel